UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

John Steven Roberts

does hereby authorize Jack Ewing, Sun-Jin Moon, Erin Schwerzmann, and/or Jordan Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ John Steven Roberts                                                                   Dated as of August 6, 2014
John Steven Roberts
President and Chief Executive Officer,
Chairman of the Board

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of August 6, 2014
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

S. Craig Lemasters

does hereby authorize Jack Ewing, Sun-Jin Moon, Erin Schwerzmann, and/or Jordan Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: _/s/ S. Craig Lemasters _________                                                                                        Dated as of April 1, 2014
S. Craig Lemasters
Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 1, 2014
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Christopher J. Pagano

does hereby authorize Jack Ewing, Sun-Jin Moon, Erin Schwerzmann, and/or Jordan Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: _/s/ Christopher J. Pagano______                                                                                        Dated as of April 1, 2014
Christopher J. Pagano
Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 1, 2014
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Miles B. Yakre

does hereby authorize Jack Ewing, Sun-Jin Moon, Erin Schwerzmann, and/or Jordan Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: _/s/ Miles B. Yakre______________                                                                                        Dated as of April 1, 2014
Miles B. Yakre
Senior Vice President,
Chief Financial Officer and Treasurer,
Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of April 1, 2014
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Stacia N. Almquist

does hereby authorize Jack Ewing, Sun-Jin Moon, Erin Schwerzmann, and/or Jordan Thomsen, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Stacia N. Almquist                                                                   Dated as of August 6, 2014
Stacia N. Almquist
Senior Vice President, Director

Appendix A

Union Security Insurance Company Power of Attorney
Dated as of August 6, 2014
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266